Exhibit 10.2


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                            ASSET PURCHASE AGREEMENT


     THIS AGREEMENT dated November 1, 2001 is between Spectrum Meditech Inc. ("Seller ") and Sharps Elimination Technologies, Inc. ("Buyer");

      1. Buyer does hereby purchase from Seller, and Seller does hereby sell to Buyer all of Seller's right, title, and interest in the assets described on Exhibit A.

      2. In consideration for the sale of these assets the Buyer agrees to assume and pay when due those liabilities of Seller listed on Exhibit B.

      3. Seller has the legal power and right to enter into and perform this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed or trust, or other agreement or instrument to which the Seller is a party or by which the Seller may be bound. The consummation of this Agreement and the performance by the Seller of all acts contemplated by this Agreement is a valid corporate act of the Seller and has been approved by the Seller's board of Directors and shareholders.

                                    SPECTRUM MEDITECH INC.


                                    By: /s/ Kelly Fielder
                                        ------------------------
                                        Kelly Fielder, President



                                    SHARPS ELIMINATION TECHNOLOGIES, INC.


                                    By:   /s/ E.M. Mick Kolassa
                                         -------------------------------------
                                          E.M. ("Mick") Kolassa, Vice President


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                                    Exhibit A


Assets:


      All inventory, work-in-progress, spare parts, raw materials, tools, dies and molds relating to the Needle-Ease(TM) product.





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                                    Exhibit B


Liabilities:


`     Assumption of Accounts Payable as of October 31, 2001
      Assumption of all employee contracts in effect as of August 31, 2001

      The parties agree that Buyer is not assuming any liabilities which the Seller may owe to Yvonne Darcel or Doc Harris.